UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 11, 2017

VBI VACCINES INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation)	000-37769 (Commission File Number)	N/A (IRS Employer Identification No.)

222 Third Street, Suite 2241 Cambridge, Massachusetts (Address of principal executive offices)	02142 (Zip Code)

(617) 830-3031

(Registrant’s telephone number, including area code)

N/A
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On April 11, 2017, David E. Anderson, Ph.D., the Chief Scientific Officer of VBI Vaccines Inc. (the “Company”), and Francisco Diaz-Mitoma, M.D., Ph.D, the Chief Medical Officer of the Company, will present updates on the Company’s eVLP Platform and Sci-B-Vac™ vaccine, respectively, at the World Vaccine Congress in Washington, D.C.

The presentations are furnished herewith as Exhibits 99.1 and 99.2 and are incorporated by reference in this Item 7.01. The presentations will be available on the Company’s website at www.vbivaccines.com.

The information disclosed under this Item 7.01, including Exhibits 99.1, and 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed “filed” with the U.S. Securities and Exchange Commission (the “SEC”) nor incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1*	World Vaccine Congress Presentation of VBI Vaccines Inc. by David E. Anderson, Ph.D., dated April 2017.

99.2*	World Vaccine Congress Presentation of VBI Vaccines Inc. by Francisco Diaz-Mitoma, M.D., Ph.D., dated April 2017.

* Furnished herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VBI Vaccines Inc.

Date: April 11, 2017	By:	/s/ Jeff Baxter
Jeff Baxter
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1*	World Vaccine Congress Presentation of VBI Vaccines Inc. by David E. Anderson, Ph.D., dated April 2017.

99.2*	World Vaccine Congress Presentation of VBI Vaccines Inc. by Francisco Diaz-Mitoma, M.D., Ph.D., dated April 2017.

* Furnished herewith

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